EXHIBIT 99.2

                                                         EXELON CORPORATION
                                                 Consolidating Statements of Income
                                                             (unaudited)
                                                (in millions, except per share data)



                                                                                    Three Months Ended March 31, 2001
                                                                     --------------------------------------------------------------
                                                                      Energy                                              Exelon
                                                                     Delivery   Generation   Enterprises   Corp/Elim   Consolidated
                                                                     -------      -------      -------      -------      -------
Operating Revenues                                                   $ 2,497      $ 1,628      $   667      $  (969)     $ 3,823

Operating Expenses
   Fuel and Purchased Power                                            1,097          818          361         (946)       1,330
   Operating and Maintenance                                             350          404          323          (19)       1,058
   Depreciation and Amortization                                         268           92           15            3          378
   Taxes Other Than Income                                               115           46            4            3          168
                                                                     -------      -------      -------      -------      -------

   Total Operating Expenses                                            1,830        1,360          703         (959)       2,934
                                                                     -------      -------      -------      -------      -------

Operating Income                                                         667          268          (36)         (10)         889

Other Income and Deductions
   Interest Expense                                                     (246)         (33)         (13)           -         (292)
   Distributions on Preferred Securities of Subsidiaries                 (11)           -            -            -          (11)
   Equity in Earnings (Losses) of Unconsolidated Affiliates, net           -           26           (8)           -           18
   Other, net                                                             47            4           17          (13)          55
                                                                     -------      -------      -------      -------      -------

   Total Other Income and Deductions                                    (210)          (3)          (4)         (13)        (230)
                                                                     -------      -------      -------      -------      -------

Income Before Income Taxes and Cumulative Effect
    of Change in Accounting Principle                                    457          265          (40)         (23)         659

Income Taxes                                                             191          107          (15)         (11)         272
                                                                     -------      -------      -------      -------      -------

Income Before Cumulative Effect of Change in
   Accounting Principle                                                  266          158          (25)         (12)         387

Cumulative Effect of Change in Accounting
   Principle, Net of Income Taxes                                          -           12            -            -           12
                                                                     -------      -------      -------      -------      -------

Net Income                                                           $   266      $   170      $   (25)     $   (12)     $   399
                                                                     =======      =======      =======      =======      =======

Average Common Shares Outstanding - Diluted                                                                                  324

Net Income per Average Common Share - Diluted                                                                            $  1.23






May 17, 2002

                                                         EXELON CORPORATION
                                                 Consolidating Statements of Income
                                                             (unaudited)
                                                (in millions, except per share data)



                                                                                         Three Months Ended June 30, 2001
                                                                     --------------------------------------------------------------
                                                                      Energy                                              Exelon
                                                                     Delivery   Generation   Enterprises   Corp/Elim   Consolidated
                                                                     -------      -------      -------      -------      -------
Operating Revenues                                                   $ 2,436      $ 1,618      $   546      $  (949)     $ 3,651

Operating Expenses
   Fuel and Purchased Power                                              980          986          161         (917)       1,210
   Operating and Maintenance                                             374          405          382          (27)       1,134
   Depreciation and Amortization                                         267           75           16            4          362
   Taxes Other Than Income                                               110           39            3            1          153
                                                                     -------      -------      -------      -------      -------

   Total Operating Expenses                                            1,731        1,505          562         (939)       2,859
                                                                     -------      -------      -------      -------      -------

Operating Income                                                         705          113          (16)         (10)         792

Other Income and Deductions
   Interest Expense                                                     (260)         (26)          (9)           6         (289)
   Distributions on Preferred Securities of Subsidiaries                 (12)           -            -            -          (12)
   Equity in Earnings (Losses) of Unconsolidated Affiliates, net           -           13           (6)           -            7
   Other, net                                                             24           14           21          (15)          44
                                                                     -------      -------      -------      -------      -------

   Total Other Income and Deductions                                    (248)           1            6           (9)        (250)
                                                                     -------      -------      -------      -------      -------

Income Before Income Taxes and Cumulative Effect
    of Change in Accounting Principle                                    457          114          (10)         (19)         542

Income Taxes                                                             193           43           (5)          (4)         227
                                                                     -------      -------      -------      -------      -------

Income Before Cumulative Effect of Change in
   Accounting Principle                                                  264           71           (5)         (15)         315

Cumulative Effect of Change in Accounting
   Principle, Net of Income Taxes                                          -            -            -            -            -
                                                                     -------      -------      -------      -------      -------

Net Income                                                           $   264      $    71      $    (5)     $   (15)     $   315
                                                                     =======      =======      =======      =======      =======

Average Common Shares Outstanding - Diluted                                                                                  324

Net Income per Average Common Share - Diluted                                                                            $  0.97






May 17, 2002

                                                         EXELON CORPORATION
                                                 Consolidating Statements of Income
                                                             (unaudited)
                                                (in millions, except per share data)



                                                                                   Three Months Ended September 30, 2001
                                                                     -------------------------------------------------------------
                                                                      Energy                                              Exelon
                                                                     Delivery   Generation   Enterprises   Corp/Elim   Consolidated
                                                                     -------      -------      -------      -------      -------
Operating Revenues                                                   $ 2,970      $ 2,291      $   529      $(1,505)     $ 4,285

Operating Expenses
   Fuel and Purchased Power                                            1,425        1,610          151       (1,455)       1,731
   Operating and Maintenance                                             421          364          361          (45)       1,101
   Depreciation and Amortization                                         293           57           16            3          369
   Taxes Other Than Income                                               133           36            1            2          172
                                                                     -------      -------      -------      -------      -------

   Total Operating Expenses                                            2,272        2,067          529       (1,495)       3,373
                                                                     -------      -------      -------      -------      -------

Operating Income                                                         698          224            -          (10)         912

Other Income and Deductions
   Interest Expense                                                     (253)         (41)          (9)          20         (283)
   Distributions on Preferred Securities of Subsidiaries                 (11)           -            -            -          (11)
   Equity in Earnings (Losses) of Unconsolidated Affiliates, net           -           60           (8)           -           52
   Other, net                                                             46          (25)         (34)         (38)         (51)
                                                                     -------      -------      -------      -------      -------

   Total Other Income and Deductions                                    (218)          (6)         (51)         (18)        (293)
                                                                     -------      -------      -------      -------      -------

Income Before Income Taxes and Cumulative Effect
    of Change in Accounting Principle                                    480          218          (51)         (28)         619

Income Taxes                                                             200           78          (18)         (17)         243
                                                                     -------      -------      -------      -------      -------

Income Before Cumulative Effect of Change in
   Accounting Principle                                                  280          140          (33)         (11)         376

Cumulative Effect of Change in Accounting
   Principle, Net of Income Taxes                                          -            -            -            -            -
                                                                     -------      -------      -------      -------      -------

Net Income                                                           $   280      $   140      $   (33)     $   (11)     $   376
                                                                     =======      =======      =======      =======      =======

Average Common Shares Outstanding - Diluted                                                                                  323

Net Income per Average Common Share - Diluted                                                                            $  1.16






May 17, 2002

                                                         EXELON CORPORATION
                                                 Consolidating Statements of Income
                                                             (unaudited)
                                                (in millions, except per share data)



                                                                                    Three Months Ended December 31, 2001
                                                                     --------------------------------------------------------------
                                                                      Energy                                             Exelon
                                                                     Delivery   Generation   Enterprises   Corp/Elim   Consolidated
                                                                     -------      -------      -------      -------      -------
Operating Revenues                                                   $ 2,268      $ 1,511      $   550      $  (948)     $ 3,381

Operating Expenses
   Fuel and Purchased Power                                              970          804          181         (913)       1,042
   Operating and Maintenance                                             423          354          370          (47)       1,100
   Depreciation and Amortization                                         253           58           22            7          340
   Taxes Other Than Income                                                99           28            2            1          130
                                                                     -------      -------      -------      -------      -------

   Total Operating Expenses                                            1,745        1,244          575         (952)       2,612
                                                                     -------      -------      -------      -------      -------

Operating Income                                                         523          267          (25)           4          769

Other Income and Deductions
   Interest Expense                                                     (214)         (15)          (6)          (8)        (243)
   Distributions on Preferred Securities of Subsidiaries                 (15)           -            -            -          (15)
   Equity in Earnings (Losses) of Unconsolidated Affiliates, net           -           (9)           3           (9)         (15)
   Other, net                                                             37           (1)           1           (6)          31
                                                                     -------      -------      -------      -------      -------

   Total Other Income and Deductions                                    (192)         (25)          (2)         (23)        (242)
                                                                     -------      -------      -------      -------      -------

Income Before Income Taxes and Cumulative Effect
    of Change in Accounting Principle                                    331          242          (27)         (19)         527

Income Taxes                                                             119           99           (5)         (24)         189
                                                                     -------      -------      -------      -------      -------

Income Before Cumulative Effect of Change in
   Accounting Principle                                                  212          143          (22)           5          338

Cumulative Effect of Change in Accounting
   Principle, Net of Income Taxes                                          -            -            -            -            -
                                                                     -------      -------      -------      -------      -------

Net Income                                                           $   212      $   143      $   (22)     $     5      $   338
                                                                     =======      =======      =======      =======      =======

Average Common Shares Outstanding - Diluted                                                                                  322

Net Income per Average Common Share - Diluted                                                                            $  1.05






May 17, 2002

                                                         EXELON CORPORATION
                                                 Consolidating Statements of Income
                                                             (unaudited)
                                                (in millions, except per share data)



                                                                                   Twelve Months Ended December 31, 2001
                                                                  ------------------------------------------------------------------
                                                                   Energy                                                   Exelon
                                                                  Delivery      Generation   Enterprises    Corp/Elim   Consolidated
                                                                   --------      --------      --------      --------      --------
Operating Revenues                                                 $ 10,171      $  7,048      $  2,292      $ (4,371)     $ 15,140

Operating Expenses
   Fuel and Purchased Power                                           4,472         4,218           854        (4,231)        5,313
   Operating and Maintenance                                          1,568         1,527         1,436          (138)        4,393
   Depreciation and Amortization                                      1,081           282            69            17         1,449
   Taxes Other Than Income                                              457           149            10             7           623
                                                                   --------      --------      --------      --------      --------

   Total Operating Expenses                                           7,578         6,176         2,369        (4,345)       11,778
                                                                   --------      --------      --------      --------      --------

Operating Income                                                      2,593           872           (77)          (26)        3,362

Other Income and Deductions
   Interest Expense                                                    (973)         (115)          (37)           18        (1,107)
   Distributions on Preferred Securities of Subsidiaries                (49)            -             -             -           (49)
   Equity in Earnings (Losses) of Unconsolidated Affiliates, net          -            90           (19)           (9)           62
   Other, net                                                           154            (8)            5           (72)           79
                                                                   --------      --------      --------      --------      --------

   Total Other Income and Deductions                                   (868)          (33)          (51)          (63)       (1,015)
                                                                   --------      --------      --------      --------      --------

Income Before Income Taxes and Cumulative Effect
    of Change in Accounting Principle                                 1,725           839          (128)          (89)        2,347

Income Taxes                                                            703           327           (43)          (56)          931
                                                                   --------      --------      --------      --------      --------

Income Before Cumulative Effect of Change in
   Accounting Principle                                               1,022           512           (85)          (33)        1,416

Cumulative Effect of Change in Accounting
   Principle, Net of Income Taxes                                         -            12             -             -            12
                                                                   --------      --------      --------      --------      --------

Net Income                                                         $  1,022      $    524      $    (85)     $    (33)     $  1,428
                                                                   ========      ========      ========      ========      ========

Average Common Shares Outstanding - Diluted                                                                                     322

Net Income per Average Common Share - Diluted                                                                              $   4.43






May 17, 2002